UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2017
SEMGROUP CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 1500
Tulsa, OK 74136-4231
(Address of Principal Executive Offices) (Zip Code)
(918) 524-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

A total of 66,237,006 shares of the Company’s Class A common stock were entitled to vote as of March 30, 2017, the record date for the 2017 Annual Meeting. There were 63,248,509 shares present, in person or by proxy, at the 2017 Annual Meeting (or 95.5% of the outstanding shares), at which the stockholders were asked to vote on five proposals. Set forth below are the matters acted upon by the stockholders at the 2017 Annual Meeting, and the final voting results of each such proposal.

Proposal 1 — Election of Directors

The stockholders voted to elect seven directors to serve for a one-year term expiring at the annual meeting of stockholders in 2018 and until their successors are duly elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Ronald A. Ballschmiede	56,424,337	3,717,799	3,106,373
Sarah M. Barpoulis	59,169,162	972,974	3,106,373
Carlin G. Conner	59,169,134	973,002	3,106,373
Karl F. Kurz	58,549,358	1,592,778	3,106,373
James H. Lytal	59,057,485	1,084,651	3,106,373
William J. McAdam	58,719,395	1,422,741	3,106,373
Thomas R. McDaniel	56,407,238	3,734,898	3,106,373

Proposal 2 — Advisory Vote on
Executive Compensation

The stockholders voted to approve, on an advisory and non-binding basis, named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
58,567,529	1,561,175	13,432	3,106,373

Proposal 3 — Advisory Vote on the Frequency of a Future Advisory Vote on Executive Compensation

The stockholders expressed a preference for the option of once every year as the preferred frequency for the holding of future advisory votes on compensation of named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
48,239,087	5,680,444	6,208,366	14,239	3,106,373

Proposal 4 — Ratification of Appointment of
Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
63,215,404	15,727	17,378	-0-

Proposal 5 — Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Authorize 4,000,000 Shares of Preferred Stock

The stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize 4,000,000 shares of preferred stock:

For	Against	Abstain	Broker Non-Votes
49,359,037	10,769,110	13,989	3,106,373
Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation
The Board of Directors of the Company recommended that the stockholders vote to conduct future advisory votes on executive compensation every year. In light of the voting results and the Board’s recommendation, the Company has decided that it will include a stockholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: May 18, 2017
By: /s/ William H. Gault
William H. Gault
Secretary